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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

Investment Company Act file number  811-9052
                                  -----------------------------------------

                 Southeast Interactive Technology Fund I, LLC
    ----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                630 Davis Drive
                                   Suite 220
                                Morrisville, NC               27560
    ----------------------------------------------------------------------
            (Address of principal executive offices)        (Zip code)


    ----------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  919-558-8324
                                                   -----------------------

Date of fiscal year end:  December 31
                        ---------------------------

Date of reporting period:  December 31, 2003
                         --------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

March 15, 2004


Dear Southeast Interactive Technology Fund I, LLC Shareholder:

Enclosed you will find your K-1 and a copy of the audited financial statements for Southeast Interactive Technology Fund I, LLC ("The Fund") for the year ended December 31, 2003. The Fund will complete its dissolution process began May 26, 2002 in March 2004 as described below.

The Managers of the Fund would like to take this opportunity to thank you for your support of the Fund and help in building Southeast Interactive Technology Funds. During the Fund's life cycle we made investments in 10 companies and made distributions of returns on 2 of those investments. In April of 1999 we distributed to shareholders 573,400 shares of Wave Systems, Inc. at an average share price of $22.41753 for a total distribution value of $12,854,214. In May of 1999 we distributed to shareholders 109,800 shares of Interactive Magic, Inc. at an average value of $2.822 a share for a total distribution value of $309,859. In January of 2000 we distributed $2,196,000 of cash to shareholders from the sale of shares held by the Fund of Wave Systems. Total distributions of the Fund of $15,360,073 represent an annual internal rate of return of 26.43% on the $6,100,000 that capitalized the Fund in June of 1995.

The remaining assets of the fund were sold to a 3rd party for $160,002. The proceeds of the sale were used solely to pay accrued expenses of $136,479 to Southeast Venture Partners III, Inc., an affiliate of Southeast Venture Partners, LLC, the investment advisor of the Fund which encompassed expenses paid on behalf of the fund for audit, tax, printing, and legal services incurred in the years 2001 through 2003. The remaining $23,623 was reserved for final shutdown expenses and payment of the 2003 audit and tax fees. Southeast Venture Partners, LLC waived $55,521 of accrued management fee for the period from July 2001 through December 31, 2003.

If you have any questions please feel free to call us and thank you very much again for your support.

FINANCIAL STATEMENTS

Southeast Interactive Technology Fund I, LLC

Year ended December 31, 2003 with Report of Independent Auditors

                  Southeast Interactive Technology Fund I, LLC

                          Audited Financial Statements

                          Year ended December 31, 2003



                                    CONTENTS

Report of Independent Auditors ............................................. 1

Audited Financial Statements

Statement of Net Assets in Liquidation ..................................... 2
Statement of Operations in Liquidation...................................... 3
Statements of Changes in Net (Deficit) Assets in Liquidation................ 4
Statement of Cash Flows in Liquidation...................................... 5
Financial Highlights........................................................ 6
Notes to Financial Statements............................................... 7

                         Report of Independent Auditors


To the Board of Directors and Shareholders
Southeast Interactive Technology Fund I, LLC


We have audited the accompanying statement of net assets in liquidation of Southeast Interactive Technology Fund I, LLC, as of December 31, 2003, and the related statements of operations in liquidation, cash flows in liquidation and changes in net assets in liquidation for the year then ended, the statement of changes in net assets in liquidation for the period from May 27, 2002 to December 31, 2002 and the financial highlights for each of the five years in the period then ended. We have also audited the accompanying statement of changes in net assets of Southeast Interactive Technology Fund I, LLC, for the period from January 1, 2002 to May 26, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included the confirmation of securities through correspondence with the custodian as of December 31, 2003. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Fund approved a plan of liquidation on May 26, 2002. As a result, the Fund changed its basis of accounting for periods subsequent to May 26, 2002 from the going concern basis to a liquidation basis.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets in liquidation of Southeast Interactive Technology Fund I, LLC as of December 31, 2003, the results of its operations in liquidation, cash flows in liquidation and changes in net assets in liquidation for the year then ended, the changes in net assets in liquidation for the period from May 27, 2002 to December 31, 2002, the changes in net assets for the period from January 1, 2002 to May 26, 2002, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.


                                                         /s/  ERNST & YOUNG LLP

February 20, 2004

                  Southeast Interactive Technology Fund I, LLC

                     Statement of Net Assets in Liquidation

                                December 31, 2003



ASSETS
Cash                                                                   $ 23,623
                                                                       ---------
Total assets                                                             23,623
                                                                       ---------
LIABILITIES
Accrued liabilities                                                      23,623
                                                                       ---------
Total liabilities                                                        23,623
                                                                       ---------
Net assets                                                             $     --
                                                                       =========
MEMBERS' CAPITAL
Shares, no par value, 244 shares authorized, issued and outstanding  $4,143,854
Accumulated undistributed net investment loss                        (4,143,854)
                                                                     -----------
                                                                     $       --
                                                                     ===========
Net value per share based on 244 shares issued and outstanding       $       --
                                                                     ===========


See accompanying notes.

                  Southeast Interactive Technology Fund I, LLC

                     Statement of Operations in Liquidation

                          Year ended December 31, 2003



Realized capital gains                                                 $ 80,002

Expenses (Income)

  Investment advisory fees waived by Southeast Venture Partners        $(55,521)
  Professional fees                                                      76,311
  Other expenses                                                         13,045
                                                                       ---------
Total expenses                                                           33,835
                                                                       ---------
Investment gain                                                          46,167
                                                                       ---------
Increase in net assets resulting from operations                       $ 46,167
                                                                       =========

See accompanying notes.

                  Southeast Interactive Technology Fund I, LLC

          Statements of Changes in Net (Deficit) Assets in Liquidation


                                                      PERIOD FROM    PERIOD FROM
                                        YEAR ENDED     MAY 27 TO      JANUARY 1
                                        DECEMBER 31,  DECEMBER 31,    TO MAY 26,
                                            2003          2002            2002
                                      ------------------------------------------
                                     (in liquidation)(in liquidation)


Increase (decrease) in net assets from operations:
  Investment gain (loss), net             $ 46,167     $  (59,556)    $ (9,083)
  Net realized loss on investment                -     (1,748,305)           -
  Net unrealized loss on investment              -              -      (16,179)
  Reversal of prior period unrealized
    losses realized in the current period        -      1,500,357            -
                                       -----------------------------------------
Increase (decrease) in net assets
  resulting from operations                 46,167       (307,504)     (25,262)

Net (deficit) assets:
  Beginning of period                      (46,167)       261,337      286,599
                                       -----------------------------------------
  End of period                           $      -      $ (46,167)    $261,337
                                       =========================================

See accompanying notes.

                  Southeast Interactive Technology Fund I, LLC

                     Statement of Cash Flows in Liquidation

                          Year ended December 31, 2003



OPERATING ACTIVITIES
Increase in net assets resulting from operations                       $ 46,167
Adjustments to reconcile increase in net assets resulting
  from operations to net cash increase resulting from
  operating activities
    Gain on sale of investments                                          80,002
    Changes in operating assets and liabilities:
      Prepaid expenses                                                    2,896
      Accrued management fees to Southeast Venture Partners             (55,521)
      Due to Southeast Venture Partners III                             (42,182)
      Estimated costs to liquidate the Fund                             (15,000)
      Accrued expenses                                                    7,261
                                                                      ----------
Net cash increase resulting from operating activities                    23,623
                                                                      ----------

Net increase in cash                                                     23,623
Cash at beginning of period                                                   -
                                                                      ----------
Cash at end of period                                                  $ 23,623
                                                                      ==========


See accompanying notes.

                  Southeast Interactive Technology Fund I, LLC

                              Financial Highlights

                             Year ended December 31


                                                              2003       2002(4)        2001          2000           1999
                                                        ---------------------------------------------------------------------
Selected per share data and ratios for a share
  outstanding throughout the period

Per share data:
Investment income                                           $327.88    $       -     $  121.14     $  134.39     $  1,181.76
Expenses                                                     138.27       281.31        917.15      4,631.55        3,986.96
                                                        ---------------------------------------------------------------------
Investment gain (loss) -- net                                189.21      (281.31)      (796.01)    (4,497.16)      (2,805.20)
Unrealized (loss) gain on investments                             -            -     (6,937.31)   (14,830.18)       3,714.98
Realized (loss) gain on investments                               -    (7,231.49)    (8,830.52)     3,780.75       64,449.60
Reversal of prior period unrealized
  losses realized in the current year                             -     6,149.00             -             -               -
                                                        ---------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                  189.21    (1,363.80)   (16,563.84)   (15,546.59)      65,359.38
Net (deficit) asset value:
  Beginning of period                                       (189.21)    1,174.59     17,738.43     42,285.02       30,892.29
  Return of capital                                               -            -             -     (1,875.99)      (3,960.67)
  Capital gain distributions                                      -            -             -     (7,124.01)     (50,005.98)
                                                        ---------------------------------------------------------------------
  End of period                                                 $ -    $ (189.21)   $ 1,174.59    $17,738.43      $42,285.02
                                                        =====================================================================

Ratios:
Ratio of expenses to average net (deficit) assets (1)       (77.77)%      41.40%        14.85%        14.91%           7.41%
Ratio of investment (gain) loss, net,
  to average net (deficit) assets (1)                       106.11%       41.40%        12.89%        14.47%           5.21%
Portfolio turnover rate                                        100%           -%            -%            -%           7.04% (2)
Total return                                                   100%     (116.11)%      (93.38)%      (36.77)% (3)    211.57% (3)
Net (deficit) assets, end of period                             $ -    $(46,167)      $286,599      $5,512,804      $10,317,544

(1) Ratio computed on average quarterly net assets
(2) Ratio computed on average quarterly portfolio investment value
(3) Ratio numerator includes cash and stock distributions
(4) The financial highlights for the year ended December 31, 2002 include the results of operations for the period from January 1, 2002 to May 26, 2002 and the results of operations in liquidation for the period from May 27, 2002 to December 31, 2002

See accompanying notes.

                  Southeast Interactive Technology Fund I, LLC

                          Notes to Financial Statements

                                December 31, 2003


1.   DESCRIPTION OF THE ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
     POLICIES

THE ORGANIZATION

Southeast Interactive Technology Fund I, LLC (the "Fund") is a limited liability company organized in the State of North Carolina. The Fund was registered under the Investment Company Act of 1940 on May 26, 1995, as a closed-end non-diversified management investment company. On May 26, 2002, the Fund approved a plan of liquidation. As a result, the Fund has changed its basis of accounting for periods subsequent to May 26, 2002, from the going-concern basis to a liquidation basis. Management intends to liquidate the Fund in 2004.

In accordance with the liquidation basis of accounting, assets are stated at their estimated net realizable value and liabilities are stated at their estimated amounts. Estimates are based upon assumptions, with respect to which there are inherent and substantial uncertainties. The valuations presented in the accompanying Statement of Net Assets in Liquidation represent estimates, based on management's understanding of the present facts and circumstances, of
(a) the realizable values of the assets, (b) the liabilities, and (c) the costs associated with carrying out the liquidation. The actual values, liabilities and costs could be higher or lower than the amounts recorded as of December 31, 2003.

In the event the liquidation of assets provides insufficient proceeds to satisfy the Fund's liabilities, amounts due to unaffiliated parties will have precedence over those due to affiliated parties. The Fund's Manager, Southeast Venture Partners, LLC, will contribute the necessary capital to cover any shortfall of those liabilities existing at December 31, 2003.

Additionally, accrued expenses and accrued liquidation costs as of December 31, 2003, include estimates of costs to be incurred in carrying out our liquidation. Our actual costs could vary significantly from the related provisions due to uncertainty related to the length of time required to liquidate, the complexities associated with a liquidation and the contingencies which may arise during the liquidation.


CONCENTRATION OF RISK

The Fund was formed to invest principally in equity and equity-related securities of technology companies located in the southeastern United States and involved in the fields of interactive information and visual technologies.

                  Southeast Interactive Technology Fund I, LLC

1. DESCRIPTION OF THE ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SECURITIES VALUATION

Investments in privately-held companies are generally carried at cost until such time as sufficient evidence indicates another valuation method is more appropriate. Subsequent changes in value are generally based on the most recent arm's-length sale of securities whether or not the Fund participates in such subsequent financings.

The values of securities were estimated by management and approved by the Board of Directors after considering certain pertinent factors, including original cost, results of operations of portfolio companies and subsequent private placement transactions. The valuations did not necessarily represent amounts, which were ultimately realized from the disposition of the investments.

RESTRICTED SECURITIES

The Fund has invested in restricted securities, which are subject to legal or contractual restrictions on resale. Securities are valued at cost at the date of acquisition and at fair value at the date of the financial statements.

REGISTRATION OF SECURITIES

The cost to register securities of the portfolio companies will be borne by the individual portfolio companies, when and if eligible.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States, including the estimates used to establish fair values of investments, requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

                  Southeast Interactive Technology Fund I, LLC

1. DESCRIPTION OF THE ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE RECOGNITION

Realized gains and losses on sales of investments are recognized as of the trade date or the date the securities are determined to be impaired. Realized gains and losses upon distribution of investments to members are calculated based on a ten-day average of the closing market prices for the security being distributed using the closing prices ten days prior to distribution. There were no purchases of securities during 2003. Proceeds from the sale of securities were $160,002 during 2003.

Interest income is recognized as earned. Dividend income is recognized on the ex-dividend date. Advisory income is recognized as earned over the contractual period. Management fees contingent upon liquidation of portfolio investments are not accrued until such investments are sold at a gain.

FEDERAL INCOME TAXES

The Fund is classified as a partnership for federal and state income tax purposes. As such, the Fund must file an annual information return setting forth all items of income, gain, loss, credit and tax preference of the Fund. All investors will be taxed on their allocable shares of the Fund's taxable income. Therefore, no federal or state income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS

All net profits and net losses of the Fund are allocated to the investors in proportion of their shares owned as compared to the aggregate number of shares owned by all investors in the Fund. There were no distributions to investors in 2003.

2. INVESTMENT ADVISOR

The Fund's investment decisions and day-to-day activities are managed by Southeast Venture Partners, LLC ("SVP") pursuant to an Advisory and Management Agreement executed in June of 1995. One Director of the Fund was manager of SVP during 2003. The Fund owed accrued management fees to SVP of $55,521 at December 31, 2002. In 2003, these accrued 2002 management fees and all future management fees were waived. The 2002 management fees waived in 2003 equaled $227.55 per share. Management fees for 2003 were zero.

3. RELATED PARTIES AND DIRECTORS' COMPENSATION

No compensation was received by members of the Fund's Board of Directors in 2002 or 2003.

ITEM 2.  CODE OF ETHICS.

         (a) The Company's code of ethics is attached as an exhibit hereto.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Audit Committee Expert - Norvell Miller, Managing Director - Non-Independent

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.



SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC
AUDIT AND TAX FEE DISCLOSURE

                     YEAR ENDED   YEAR ENDED
                        2003         2002         DESCRIPTION OF SERVICES
                    -----------------------------------------------------------

Audit Fees           $   3,000     $   3,000     Audit of Annual Financial
                                                   Statements

Audit-Related Fees   $       -     $       -

Tax Fees             $  12,250     $  14,210     Preparation of Federal and
                                                   State Tax Returns

All Other Fees       $       -     $       -




ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

         Not applicable

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


                         SOUTHEAST VENTURE PARTNERS, LLC
                               PROXY VOTING POLICY

                             ADOPTED AUGUST 6, 2003



PURPOSE. SOUTHEAST VENTURE PARTNERS, LLC ("Adviser") has adopted this Proxy Voting Policy (the "Policy") to seek to ensure that voting authority on behalf of each of the investment funds (collectively, the "Funds") that it and its affiliates manage is exercised in a manner consistent with the best interests of such Fund. It is Adviser's policy to vote all proxies in respect to client securities for the exclusive benefit of and in the best economic interests of the Funds. Adviser seeks to do this in the manner that, in its judgment, is most likely to maximize total return to the Funds as investors in the securities being voted.

PROXY VOTING COMMITTEE. Adviser has established a Proxy Voting Committee (the "Committee") to oversee and administer this Policy and the voting of proxies on behalf of Funds. The Committee's responsibilities include reviewing and updating this Policy as may be appropriate from time to time; identifying and resolving of any material conflicts of interest that may affect particular proxy votes; when deemed appropriate, consulting with portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining how to vote.

PROXY REVIEW. Because Adviser does not have to deal with large numbers of proxies, it has adopted a policy of reviewing ALL proxy items on a case-by-case basis rather than categorizing the types of items that are submitted to stockholder votes establishing specific guidelines with respect to each such item (e.g., always vote FOR, always vote AGAINST, or review on a case-by-case basis). Proxy statements received with respect to portfolio companies of private equity and similar Funds will be reviewed initially by Adviser's Chief Financial Officer. To the extent that he deems necessary, each will consult with the other members of the Committee and Adviser's investment professionals and other personnel in determining whether a material conflict of interest may exist and in reaching a decision as to how to vote on each item. If the Committee member believes that a material conflict of interest may exist, the item will be referred to the Committee for a determination as to whether such a conflict exists. If no conflict of interest is found to exist, the Committee member will vote the proxy with respect to such item.

CONFLICTS OF INTEREST. Given the nature of the activities of Adviser and the Funds, it is not contemplated that material conflicts of interest between the Adviser's interests and those of a Fund will arise frequently. An Adviser investment professional may on occasion serve on the Board of Directors of a portfolio company. Adviser does not believe that this, of itself, presents a material conflict of interest, whether in voting on the election of directors or on any other matter. In determining whether a conflict of interest is material, the Committee members may take into consideration the relative size of any ownership or other economic interest held by the Adviser and/or its personnel. If the Committee determines that a material conflict of interest does exist, the Chief Financial Officer will decide how the matter will be handled. He will either (a) make the decision himself as to how the shares will be voted if he believes that he is in position to disregard the conflict and make a determination as to what is in the best interests of the Fund, or (b) refer the matter to an independent third party (e.g., outside counsel) who will be authorized to determine how the proxy will be voted with respect to such matter. Adviser will provide such third party with access to its personnel for purposes of answering questions and providing information, but it will not provide advice or make any recommendation to the third party as to how the proxy should be voted.

CIRCUMSTANCES UNDER WHICH ADVISER DOES NOT VOTE PROXIES. Adviser may elect not to vote proxies respecting Fund securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a Fund's account or are unavailable to vote; (b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline; (c) the vote involves a shareholder social or environmental proposal where Adviser determines that the impact of such proposal on share value cannot be anticipated with any high degree of confidence and, accordingly; and (d) other situations where the Adviser concludes that the cost of voting the proxy will exceed the expected potential benefit to the Fund.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

         Not applicable

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         Not applicable

ITEM 10. CONTROLS AND PROCEDURES.




ITEM 11.  EXHIBITS.

          EX-99.CODE ETH

          EX-99.CERT

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Southeast Interactive Technology Fund I, LLC
            ---------------------------------------------------
By:  /s/ Steve Rakes
     Steve Rakes
     Chief Financial Officer

Date:  February 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
   ----------------------------

Date:
     --------------------------


* Print the name and title of each signing officer under his or her signature.